UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 5, 2024

ELI LILLY AND COMPANY
(Exact Name of Registrant as Specified in its Charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center
Indianapolis,	Indiana	46285
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (317) 276-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	LLY	New York Stock Exchange
7 1/8% Notes due 2025	LLY25	New York Stock Exchange
1.625% Notes due 2026	LLY26	New York Stock Exchange
2.125% Notes due 2030	LLY30	New York Stock Exchange
0.625% Notes due 2031	LLY31	New York Stock Exchange
0.500% Notes due 2033	LLY33	New York Stock Exchange
6.77% Notes due 2036	LLY36	New York Stock Exchange
1.625% Notes due 2043	LLY43	New York Stock Exchange
1.700% Notes due 2049	LLY49A	New York Stock Exchange
1.125% Notes due 2051	LLY51	New York Stock Exchange
1.375% Notes due 2061	LLY61	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2024, Eli Lilly and Company (the “Company” or “Lilly”) announced that the Board of Directors of the Company elected Lucas Montarce, age 47, as executive vice president and chief financial officer of the Company following an internal and external search performed across industries. Since joining Lilly in 2001, Mr. Montarce has held a range of finance leadership roles. Most recently, he served as the president and general manager for the Spain, Portugal and Greece hub, a position he assumed in 2024. Prior to that, Mr. Montarce served as group vice president, controller and chief financial officer of Lilly Research Laboratories since 2021. Other leadership positions he has held with Lilly include: vice president, finance and chief financial officer, Lilly International; and vice president, finance and global chief financial officer, Elanco Health.

In connection with his election as executive vice president and chief financial officer, effective September 9, 2024, Mr. Montarce will receive an annualized base salary of $1,000,000 and will be eligible for an annualized target bonus of $1,000,000.
There are no arrangements or understandings between Mr. Montarce and any person pursuant to which Mr. Montarce was selected as an officer. There is no family relationship between Mr. Montarce and any director or executive officer of the Company, and Mr. Montarce is not a party to any transaction subject to Section 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

A copy of the press release announcing Mr. Montarce’s election is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Eli Lilly and Company, dated September 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY
(Registrant)

By:	/s/ Anat Hakim
Name:	Anat Hakim
Title:	Executive Vice President, General Counsel and Secretary
Date:	September 9, 2024